SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED FEBRUARY 20, 2002                           Exhibit 99.1
-----------------------------------------

                                   Term Sheet

                                 $[138,810,000]

                                    [GRAPHIC]

                        Oakwood Mortgage Investors, Inc.
                                    Depositor

                         Manufactured Housing Contracts
                 Senior/Subordinated Pass-Through Certificates,
                                  Series 2002-A

                                February 20, 2002


CREDIT | FIRST
SUISSE | BOSTON

                                               Oakwood Mortagage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

Disclaimer

      Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2002-A. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

      Neither Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. Neither this sheet nor the cover sheet is part of the Series Term Sheet.

      A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                     $[138,810,000](Approximate)
--------------------------------------------------------------------------------

Preliminary Information Only

Offered Certificates

                   Class A-1   Class A-2   Class A-3   Class A-4     Class A-IO     Class M-1       Class M-2      Class B-1
----------------------------------------------------------------------------------------------------------------  ----------

Amount:            $36,300,000 $30,600,000 $13,900,000 $23,992,000  $26,100,000/(1)/  $16,423,000     $10,166,000   $7,429,000
Type:              Adjustable     Fixed       Fixed       Fixed         Fixed             Fixed           Fixed        Fixed
Coupon/(2)/:            [TBD]%    [TBD]%      [TBD]%      [TBD]%        [TBD]%            [TBD]%          [TBD]%       [TBD]%
Approx. Price           [TBD]%    [TBD]%      [TBD]%      [TBD]%        [TBD]%            [TBD]%          [TBD]%       [TBD]%
Yield (%):              [TBD]%    [TBD]%      [TBD]%      [TBD]%        [TBD]%            [TBD]%          [TBD]%       [TBD]%
Spread (bps):           [TBD]     [TBD]       [TBD]       [TBD]         [TBD]             [TBD]           [TBD]        [TBD]
Avg Life
(To Optional             1.00      3.00        5.00       11.34          5.11              9.85            9.85         6.40
Termination):
Avg Life                 1.00      3.00        5.00       12.34          5.11             10.54           10.44         6.40
(To Mat):
1/st/ Prin Pymt
(To Optional            03/02     03/04       03/06       09/08         03/02             09/06           09/06        09/06
Termination):
Last Prin Pymt
(To Optional            03/04     03/06       09/08       03/17         02/10             03/17           03/17        10/10
Termination):
Last Prin Pymt          03/04     03/06       09/08       05/25         02/10              1/24           07/22        10/10
(To Mat):
Stated Mat:             09/14     03/20       05/24       03/32/(3)/    02/10             03/32/(3)/      03/32/(3)/    5/26
Expected              2/28/02   2/28/02     2/28/02     2/28/02       2/28/02           2/28/02         2/28/02      2/28/02
Settlement:
Payment Delay:          0 days  14 days     14 days     14 days       14 days           14 days         14 days      14 days
Interest Payment    Actual/360   30/360      30/360      30/360        30/360            30/360          30/360       30/360
Basis:
Dated Date:           2/28/02    2/1/02      2/1/02      2/1/02        2/1/02            2/1/02          2/1/02       2/1/02
Ratings               Aaa/AAA   Aaa/AAA     Aaa/AAA     Aaa/AAA       Aaa/AAA            Aa3/AA            A3/A     Baa2/BBB
(Moody's/S&P):
Pricing Date:             TBD       TBD         TBD         TBD           TBD               TBD             TBD          TBD
Prepayment
 Speed:              200% MHP  200% MHP    200% MHP    200% MHP      200% MHP          200% MHP        200% MHP     200% MHP
----------------------------------------------------------------------------------------------------------------------------

/(1)/ Initial notional balance.
/(2)/ Certain classes of the Offered Certificate have coupons that may be subject to a cap equal to the net weighted average coupon of the underlying assets, reduced for distributions of interest made to the Class A-IO Certificates.
/(3)/ For the classes of Offered Certificates identified, the final scheduled distribution dates are the maturity date of the asset with the latest stated maturity

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                1

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

Transaction Summary

--------------------------------------------------------------------------------

Title of Securities     Oakwood Mortgage Investors, Inc. Senior/Subordinated
                        Pass-Through Certificates, Series 2002-A

                        Class A-1 Certificates (adjustable rate), and Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2, and Class B-1 Certificates (fixed rate) (together "Offered Certificates")

Depositor               Oakwood Mortgage Investors, Inc.

Servicer                Oakwood Acceptance Corporation, LLC

Underwriters            Credit Suisse First Boston Corporation (lead)
                        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                        (co)

Trustee                 J.P. Morgan Chase Bank

Credit Enhancement      1. Excess interest
                        2. Subordination, including the Class B-2 Certificates
                        3. Overcollateralization



Collateral              Fixed rate manufactured housing installment sales
                        contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                        $119,455,468.39 aggregate principal balance of contracts and mortgage loans ("Initial Assets") are described in this term sheet and will be delivered at the closing date. In addition, approximately $36,950,750.00 will be on deposit in a pre-funding account with the Trustee on the closing date for the purchase of additional collateral during the pre-funding period.

                        Detailed characteristics of the Initial Assets are summarized on pages 8 through 36. Collateral information is presented for the Initial Assets in total (Section A), the subset of the Initial Assets which are secured by previously repossessed manufactured homes (Section B), and the subset of the Initial Assets which were not secured by previously repossessed manufactured homes (Section
                        C).

Rating Agencies         Moody's Investors Service and Standard & Poor's

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                2

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                    ------------------------------------------------------------------------
Subordination                                                    Rating
and Class Sizes     Class                     (Moody's S&P)   Subordination*   Class Size
                    ------------------------------------------------------------------------
                    Class A-1 - A-4, A-IO **     Aaa/AAA          33.00%         67.00%
                    Class M-1                    Aa3/AA           22.50%         10.50%
                    Class M-2                    A3/A             16.00%          6.50%
                    Class B-1                    Baa2/BBB         11.25%          4.75%
                    Class B-2                    Not offered       5.50%          5.75%
                    ------------------------------------------------------------------------

                        *Subordination levels reported here incorporate only the initial overcollateralization level of 5.50%. **See page 4 for a detailed description of the Class A-IO certificates.

Overcollateralization   The initial overcollateralization will be [5.50]% of
                        the initial collateral balance building to a target overcollateralization of [8.50]% of the initial collateral balance. For any distribution date on or after the cross over date of September 2006, the target overcollateralization will be the lesser of [8.50]% of the initial collateral balance and [14.875]% of the then-outstanding collateral balance, but not less than [1.0]% of the initial collateral balance.

Distribution Dates      The 15/th/ day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning in March 2002.

Interest Accrual        For the Class A-1 Certificates, interest will accrue
                        from the 15/th/ day of the preceding month until 14th day of the current month. For the first distribution date and the Class A-1 certificates, interest will accrue from the closing date to the 14/th/ of March.
                        Interest is calculated using an actual/360 day count.

                        For the Class A-2, A-3, A-4, A-IO, M-1, M-2, and B-1 Certificates interest will accrue during the calendar month preceding the month in which the distribution date occurs. Interest is calculated using a 30/360 day count.

Servicing Fee           For as long as Oakwood Acceptance is the servicer, the
                        servicing fee of 1.00% per annum is subordinate on a monthly basis to certain other amounts payable in respect of the certificates. See "Cashflow Priority".

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                3

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

 Class A-IO Certificates         The Class A-I0 Certificates will be
                                 interest-only certificates, and will be
                                 entitled to interest distributions at a coupon of 6.00% per annum on a notional principal balance defined for any distribution date as the lesser of (i) the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.


                                 The Class A-IO Certificates are not entitled to any distributions of principal. They will be rated AAA/Aaa and will receive interest payments only through (and including) the distribution date in February 2010.

 Class A-IO Notional             Period     IO Notional   Period    IO Notional    Period     IO Notional
                                 ------     -----------   ------    -----------    ------     -----------
 Principal Balance                    1      26,100,000       33     19,500,000        65      13,300,000
 Schedule                             2      26,100,000       34     18,900,000        66      13,300,000
                                      3      26,100,000       35     18,900,000        67      12,800,000
                                      4      25,600,000       36     18,900,000        68      12,800,000
                                      5      25,600,000       37     18,200,000        69      12,800,000
                                      6      25,600,000       38     18,200,000        70      12,400,000
                                      7      25,000,000       39     18,200,000        71      12,400,000
                                      8      25,000,000       40     17,600,000        72      12,400,000
                                      9      25,000,000       41     17,600,000        73      11,900,000
                                     10      24,400,000       42     17,600,000        74      11,900,000
                                     11      24,400,000       43     17,000,000        75      11,900,000
                                     12      24,400,000       44     17,000,000        76      11,500,000
                                     13      23,700,000       45     17,600,000        77      11,500,000
                                     14      23,700,000       46     16,400,000        78      11,500,000
                                     15      23,700,000       47     16,400,000        79      11,100,000
                                     16      23,100,000       48     16,400,000        80      11,100,000
                                     17      23,100,000       49     15,900,000        81      11,100,000
                                     18      23,100,000       50     15,900,000        82      10,700,000
                                     19      22,400,000       51     15,900,000        83      10,700,000
                                     20      22,400,000       52     15,300,000        84      10,700,000
                                     21      22,400,000       53     15,300,000        85      10,300,000
                                     22      21,700,000       54     15,300,000        86      10,300,000
                                     23      21,700,000       55     14,800,000        87      10,300,000
                                     24      21,700,000       56     14,800,000        88       9,900,000
                                     25      20,900,000       57     14,800,000        89       9,900,000
                                     26      20,900,000       58     14,300,000        90       9,900,000
                                     27      20,900,000       59     14,300,000        91       9,600,000
                                     28      20,200,000       60     14,300,000        92       9,600,000
                                     29      20,200,000       61     13,800,000        93       9,600,000
                                     30      20,200,000       62     13,800,000        94       9,200,000
                                     31      19,500,000       63     13,800,000        95       9,200,000
                                     32      19,500,000       64     13,300,000        96       9,200,000


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                4

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

 Cashflow Priority  PRIORITY OF DISTRIBUTIONS IF PRINCIPAL DISTRIBUTION TESTS
                    ARE MET:

                    1. To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                    2. To the Class M-1 Certificates, current interest and any previously unpaid interest;
                    3. To the Class M-2 Certificates, current interest and any previously unpaid interest;
                    4. To the Class B-1 Certificates, current interest and any previously unpaid interest;
                    5. To the Class B-2 Certificates, current interest and any previously unpaid interest;
                    6. Concurrently to the Class A Certificates, other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                    7. To each class of Class A Certificates, other than the Class A-IO Certificates, the Class A principal distribution amount in sequential numeric order until the certificate balance of each class is reduced to zero;
                    8. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount ;
                    9. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                    10. To the Class B-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class B-1 percentage and the Class B-2 percentage of the principal distribution amount;
                    11. To the Class B-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and, if the principal balance of the Class B-1 Certificates is zero, the Class B-2 percentage of the principal distribution amount;
                    12. If Oakwood is the servicer, any current and previously unpaid servicing fees;
                    13. To the Class B-2 Certificates, if on any distribution
                        date and to the extent the weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                    14. To the Class A-1, Class A-2, Class A-3, Class A-4, Class
                        M-1, Class M-2, Class B-1, and Class B-2 Certificates, in that order, accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                    15. To the Class X Certificates, current and any previously unpaid Class X strip amounts;
                    16. Any remainder to the Class R Certificates.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                5

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


Cashflow Priority        PRIORITY OF DISTRIBUTIONS IF PRINCIPAL DISTRIBUTION
                         TESTS ARE NOT MET AND/OR PRIOR TO THE CROSSOVER DATE:

                         1. To all Class A Certificates, current pro rata interest and any previously unpaid interest;
                         2. To the Class M-1 Certificates, current interest and any previously unpaid interest;
                         3. To the Class M-2 Certificates, current interest and any previously unpaid interest;
                         4. To the Class B-1 Certificates, current interest and any previously unpaid interest;
                         5. To the Class B-2 Certificates, current interest and any previously unpaid interest;
                         6. Concurrently to the Class A Certificates, other than the Class A-IO Certificates, any unpaid principal amounts from previous distributions;
                         7.   To each class of Class A Certificates, other than
                              the Class A-IO Certificates, the principal
                              distribution amount in sequential numeric order until the certificate balance of each is reduced to zero;
                         8. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-1 Certificate balance is reduced to zero;
                         9. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class M-2 Certificate balance is reduced to zero;
                         10. To the Class B-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class B-1 Certificate balance is reduced to zero;
                         11. To the Class B-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the principal distribution amount until the Class B-2 Certificate balance is reduced to zero;
                         12. If Oakwood is the servicer, any current and previously unpaid servicing fees;
                         13. To the Class B-2 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                         14. To the Class X Certificates, current and any previously unpaid Class X strip amounts;
                         15.  Any remainder to the Class R Certificates.

Principal Distribution   1.   The average sixty day delinquency ratio is less
Tests                         than or equal to [7.0]%;
                         2.   The current realized loss ratio is less  than or
                              equal to [4.0]%;
                         3.   The cumulative realized losses are less than or
                              equal to the following percentages of the original
                              Pool Scheduled Principal Balance:
                                   [8.50]% September 2006 through February 2008, [9.75]% March 2008 through February 2009, [12.75]% March 2009 through August 2011, and [14.50]% September 2011 and thereafter.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the infornation contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                6

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


           Optional Termination     The servicer may terminate the trust by
                                    purchasing all assets remaining in the trust at the later of (i) any date on which the aggregate principal balance of outstanding certificates is less than 10% of their initial aggregate principal balance or (ii)
                                    February 2010.

           ERISA Considerations     All classes of Offered Certificates are
                                    expected to be ERISA eligible. However,
                                    investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Offered
                                    Certificates.

           SMMEA Eligibility        When the amount on deposit in the Pre-
                                    Funding Account has been reduced to zero, the Class A Certificates and Class M-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

           Certain Federal Income   For federal income tax purposes, the trust
           Tax Consequences         estate will be treated as one or more real
                                    estate mortgage investment conduits
                                    ("REMICs").

           Prospectus               The Offered Certificates are being offered
                                    pursuant to a Prospectus which includes a Prospectus Supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the Collateral is contained in the Prospectus.
                                    The foregoing is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus, and the Prospectus shall govern in all respects.
                                    Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

           Further Information      Call the ABS trading desk at (212) 325-2747,
                                    John Herbert at (212) 325-2412, Susan
                                    Menkhaus at (212) 325-3475, or Plamen
                                    Mitrikov at (212) 325-1491 with questions.


           The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the infornation contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

           CREDIT | FIRST
           SUISSE | BOSTON                                                     7

                                               Oakwood Mortgage Investores, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                Summary Collateral Information for Initial Assets

       -------------------------------------------------------------------------
       Initial Asset Balance:                               $   119,455,468

       Cut-off Date for Initial Assets:                    February 1, 2002

       Aggregate Unpaid Principal Balance:                  $119,455,468.39

       Number of Loans:                                               2,167

       Weighted Average Interest Rate:                               10.812%

       Interest Rate Range:                                   6.75% - 17.75%

       Average Unpaid Principal Balance:                    $     55,124.81

       Average Original Principal Balance:                  $     55,225.37

       Weighted Average Stated Remaining Term (months):                 323

       Stated Remaining Term Range (months):                       14 - 360

       Weighted Average Stated Original Term (months):                  324

       Stated Original Term Range (months):                        16 - 360

       Weighted Average Age (months):                                     1

       Age Range (months):                                          0 - 154

       Weighted Average Original LTV:                                 90.30

       New Home Loans:                                                81.39%

       Used Home Loans:                                                1.77%

       Repossessed Home Loans:                                        16.77%

       Transferred Home Loans:                                         0.06%

       Step-up Rate Loans:                                             4.11%

       Mortgage Loans:                                                43.22%
       -------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                8

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


                                   Section A:

                    Collateral Stratifications for the Entire
                               Initial Asset Pool


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                                9

                                                Oakwood Mortgage Investors, Inc.
                     Senior/Subordinated Pass-Through Certificate, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                            Entire Initial Asset Pool


                   A: Initial Assets--Credit Bureau Score /(1)/

                                                                                              Percentage of
                                                                     Aggregate              Initial Assets by
                                              Number of              Scheduled             Aggregate Scheduled
Credit Bureau Score/(1)/                   Initial Assets        Principal Balance          Principal Balance
----------------------------------------------------------------------------------------------------------------
Not Available/(2)/                              192              $  6,094,577.83                    5.10%
3 or 30 (Insufficient Credit History)/(3)/      101                 4,070,048.47                    3.41
341 to 500                                       90                 3,235,336.98                    2.71
501 to 510                                       25                 1,079,845.04                    0.90
511 to 520                                       26                   963,571.28                    0.81
521 to 530                                       34                 1,416,133.87                    1.19
531 to 540                                       30                 1,265,531.28                    1.06
541 to 550                                       70                 2,881,234.60                    2.41
551 to 560                                       33                 1,615,130.88                    1.35
561 to 570                                       69                 3,387,010.24                    2.84
571 to 580                                       74                 3,201,710.26                    2.68
581 to 590                                       70                 3,679,729.56                    3.08
591 to 600                                       94                 4,950,472.47                    4.14
601 to 610                                       92                 5,102,487.86                    4.27
611 to 620                                       93                 5,576,318.32                    4.67
621 to 630                                      114                 6,576,076.07                    5.51
631 to 640                                       97                 6,151,581.15                    5.15
641 to 650                                      100                 6,584,346.55                    5.51
651 to 660                                       96                 6,006,877.63                    5.03
661 to 670                                       89                 5,619,192.11                    4.70
671 to 680                                       94                 6,176,844.66                    5.17
681 to 690                                       59                 4,155,416.16                    3.48
691 to 700                                       60                 4,621,218.06                    3.87
701 to 710                                       60                 3,823,328.21                    3.20
711 to 720                                       44                 3,174,990.66                    2.66
721 to 730                                       44                 3,311,601.36                    2.77
731 to 740                                       46                 3,214,977.05                    2.69
741 to 750                                       41                 2,634,926.27                    2.21
751 or greater                                  130                 8,884,953.51                    7.44
                                             ------              ---------------                  ------

    Total:                                    2,167              $119,455,468.39                  100.00%
                                             ======              ===============                  ======

_____________________

(1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 646, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
(2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               10

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                          A: Initial Assets--Unit Type

                                                                             Percentage of
                                                                            Initial Assets by
                          Number of Initial      Aggregate Scheduled       Aggregate Scheduled
   Unit Type                    Assets           Principal Balance         Principal Balance
   -------------------------------------------------------------------------------------------

   Multi-section home            1,298             $ 90,985,950.86               76.17%
   Single-section home             869               28,469,517.53               23.83
                                 -----             ---------------              ------

    Total:                       2,167             $119,455,468.39              100.00%
                                 =====             ===============              ======

                          A: Initial Assets--Property Type

                                                                            Percentage of
                                                                           Initial Assets by
                          Number of Initial     Aggregate Scheduled       Aggregate Scheduled
   Property Type                Assets           Principal Balance         Principal Balance
   -------------------------------------------------------------------------------------------

   Home-only contract            1,629            $ 67,832,713.85                56.78%
   Mortgage Loan                   525              50,892,589.39                42.60
   Land-in-lieu mortgage loan       13                 730,165.15                 0.61
                                 -----            ---------------               ------

    Total:                       2,167            $119,455,468.39               100.00%
                                 =====            ===============               ======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               11

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

               A: Initial Assets--Geographical Distribution /(1)/

                                                                                        Percentage of
                                                                                       Initial Assets by
                                       Number of Initial    Aggregate Scheduled       Aggregate Scheduled
    Geographic Location                     Assets           Principal Balance         Principal Balance
    --------------------------------------------------------------------------------------------------------------
    Alabama                                  48               $  1,812,529.55              1.52%
    Arizona                                 119                  9,834,673.65              8.23
    Arkansas                                 40                  1,674,809.96              1.40
    California                               54                  4,307,424.23              3.61
    Colorado                                 46                  3,369,666.94              2.82
    Delaware                                 13                    656,243.43              0.55
    Florida                                  53                  2,784,431.81              2.33
    Georgia                                  64                  2,821,919.97              2.36
    Idaho                                    25                  1,899,575.58              1.59
    Iowa                                      2                     86,019.85              0.07
    Kansas                                   59                  2,861,080.25              2.40
    Kentucky                                 37                  1,788,783.36              1.50
    Louisiana                                48                  1,935,883.39              1.62
    Maryland                                  5                    134,692.14              0.11
    Michigan                                 54                  3,227,366.49              2.70
    Minnesota                                 6                    258,786.75              0.22
    Mississippi                              20                    801,027.93              0.67
    Missouri                                 46                  2,056,306.06              1.72
    Montana                                   3                    198,667.65              0.17
    Nevada                                   25                  2,082,982.89              1.74
    New Hampshire                             1                     22,707.25              0.02
    New Jersey                                1                     25,720.96              0.02
    New Mexico                               45                  2,868,679.45              2.40
    New York                                  2                    136,012.67              0.11
    North Carolina                          361                 17,483,065.96             14.64
    Ohio                                     55                  2,801,610.30              2.35
    Oklahoma                                 46                  2,562,368.96              2.15
    Oregon                                   41                  3,950,347.50              3.31
    Pennsylvania                              3                    203,400.76              0.17
    South Carolina                          178                  7,643,233.90              6.40
    Tennessee                                90                  4,043,359.45              3.38
    Texas                                   348                 18,305,372.77             15.32
    Utah                                     13                  1,288,376.46              1.08
    Virginia                                104                  5,983,961.39              5.01
    Washington                               35                  3,974,386.29              3.33
    West Virginia                            66                  2,955,853.06              2.47
    Wyoming                                  11                    614,139.38              0.51
                                          -----               ---------------            -------

    Total:                                2,167               $119,455,468.39            100.00%
                                          =====               ===============            =======

____________
     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               12

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                    A: Initial Assets--Year of Origination/(1)/

                                                                               Percentage of
                                                                             Initial Assets by
                             Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Year of Origination               Assets           Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------
1989                                 1           $      5,308.07                 0.00%
1990                                 1                  9,289.49                 0.01
1992                                 2                 14,750.15                 0.01
1993                                 3                 26,950.12                 0.02
1997                                 1                 56,082.99                 0.05
1999                                 2                 58,429.18                 0.05
2000                                 6                284,079.11                 0.24
2001                             1,682             91,958,655.09                76.98
2002                               469             27,041,924.19                22.64
                                 -----           ---------------               ------

    Total:                       2,167           $119,455,468.39               100.00%
                                 =====           ===============               ======

_______________

     (1) The weighted average seasoning of the Initial Assets was approximately 1 month as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               13

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

         A: Initial Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                    Percentage of
                                                                                 Initial Assets by
                                Number of Initial       Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance               Assets              Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------
$ 4,999.99 or less                        3              $     10,105.91                 0.01%
$ 5,000.00 - $ 9,999.99                  20                   148,870.87                 0.12
$10,000.00 - $14,999.99                  27                   340,360.16                 0.28
$15,000.00 - $19,999.99                  74                 1,302,266.47                 1.09
$20,000.00 - $24,999.99                 119                 2,720,276.81                 2.28
$25,000.00 - $29,999.99                 227                 6,264,366.83                 5.24
$30,000.00 - $34,999.99                 241                 7,836,862.80                 6.56
$35,000.00 - $39,999.99                 177                 6,620,582.43                 5.54
$40,000.00 - $44,999.99                 137                 5,796,485.58                 4.85
$45,000.00 - $49,999.99                 153                 7,277,384.57                 6.09
$50,000.00 - $54,999.99                 130                 6,787,316.35                 5.68
$55,000.00 - $59,999.99                 133                 7,633,743.86                 6.39
$60,000.00 - $64,999.99                  91                 5,679,173.40                 4.75
$65,000.00 - $69,999.99                  84                 5,700,303.54                 4.77
$70,000.00 - $74,999.99                  79                 5,727,925.27                 4.80
$75,000.00 - $79,999.99                  71                 5,516,211.33                 4.62
$80,000.00 - $84,999.99                  61                 5,034,082.15                 4.21
$85,000.00 - $89,999.99                  51                 4,452,805.88                 3.73
$90,000.00 - $94,999.99                  38                 3,518,697.22                 2.95
$95,000.00 - $99,999.99                  36                 3,497,866.84                 2.93
$100,000.00 or more                     215                27,589,780.12                23.10
                                      -----              ---------------               ------

    Total:                            2,167              $119,455,468.39               100.00%
                                      =====              ===============               ======

______________

     (1) The highest remaining asset amount was $255,459.18 which represents approximately 0.21% of the aggregate remaining principal balance of the Initial Assets as of the Cut-off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $55,124.81.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch &
Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               14

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

          A: Initial Assets--Distribution of Original Loan Balance/(1)/

                                                                                 Percentage of
                                Number of Initial    Aggregate Scheduled   Initial Assets by Aggregate
Original Loan Balance                 Assets          Principal Balance    Scheduled Principal Balance
-------------------------------------------------------------------------------------------------------
$ 4,999.99 or less                            2          $      6,858.98                  0.01%
$ 5,000.00 - $ 9,999.99                      15               111,158.99                  0.09
$10,000.00 - $14,999.99                      27               340,360.16                  0.28
$15,000.00 - $19,999.99                      75             1,270,596.06                  1.06
$20,000.00 - $24,999.99                     118             2,643,873.68                  2.21
$25,000.00 - $29,999.99                     231             6,353,554.85                  5.32
$30,000.00 - $34,999.99                     240             7,791,951.71                  6.52
$35,000.00 - $39,999.99                     178             6,645,740.20                  5.56
$40,000.00 - $44,999.99                     139             5,876,083.23                  4.92
$45,000.00 - $49,999.99                     153             7,277,384.57                  6.09
$50,000.00 - $54,999.99                     130             6,787,316.35                  5.68
$55,000.00 - $59,999.99                     133             7,633,743.86                  6.39
$60,000.00 - $64,999.99                      91             5,679,173.40                  4.75
$65,000.00 - $69,999.99                      84             5,700,303.54                  4.77
$70,000.00 - $74,999.99                      76             5,506,350.19                  4.61
$75,000.00 - $79,999.99                      74             5,737,786.41                  4.80
$80,000.00 - $84,999.99                      60             4,949,279.32                  4.14
$85,000.00 - $89,999.99                      51             4,447,631.71                  3.72
$90,000.00 - $94,999.99                      38             3,515,097.70                  2.94
$95,000.00 - $99,999.99                      36             3,491,475.47                  2.92
$100,000.00 or more                         216            27,689,748.01                 23.18
                                          -----          ---------------                 -----

    Total:                                2,167          $119,455,468.39                100.00%
                                          =====          ===============                ======

______________

       (1) The highest original asset amount was $256,379.00 which represents approximately 0.21% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $55.225.37 as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               15

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                  A: Initial Assets--Current Asset Rates /(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Current Asset Rate                           Assets           Principal Balance         Principal Balance
------------------------------------- --------------------- ---------------------- --------------------------
 6.000% -  6.999%                                 14          $  1,418,826.50                   1.19%
 7.000% -  7.999%                                236            22,112,239.98                  18.51
 8.000% -  8.999%                                196            16,427,935.18                  13.75
 9.000% -  9.999%                                181            13,409,444.19                  11.23
10.000% - 10.999%                                225            13,675,416.53                  11.45
11.000% - 11.999%                                200            11,665,482.77                   9.77
12.000% - 12.999%                                222             9,573,769.81                   8.01
13.000% - 13.999%                                151             6,743,658.61                   5.65
14.000% - 14.999%                                374            13,910,976.37                  11.65
15.000% - 15.999%                                175             4,857,945.73                   4.07
16.000% or greater                               193             5,659,772.72                   4.74
                                               -----          ---------------                 ------

    Total:                                     2,167          $119,455,468.39                 100.00%
                                               =====          ===============                 ======

__________________

     (1) The weighted average current asset rate was approximately 10.81% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

         A: Initial Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Remaining Term to Maturity                   Assets           Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------
  1 -  60                                       22            $    214,219.16                   0.18%
 61 -  96                                       16                 200,628.14                   0.17
 97 - 120                                       32                 560,590.44                   0.47
121 - 156                                       69               1,484,466.90                   1.24
157 - 180                                      139               3,839,766.12                   3.21
181 - 216                                        4                 113,199.64                   0.09
217 - 240                                      481              16,023,534.91                  13.41
241 - 300                                      403              17,832,510.90                  14.93
301 - 360                                    1,001              79,186,552.18                  66.29
                                             -----            ---------------                 ------

    Total:                                   2,167            $119,455,468.39                 100.00%
                                             =====            ===============                 ======


__________________

     (1) The weighted average remaining term to maturity of the Initial Assets was approximately 323 months as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch &
Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               16

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


          A: Initial Assets--Original Terms to Maturity (In Months)/(1)/


                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity                     Assets          Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
  1 - 60                                         17           $    182,256.73                  0.15%
 61 - 96                                         14                176,292.74                  0.15
 97 - 120                                        33                563,837.37                  0.47
121 - 156                                        70              1,474,117.66                  1.23
157 - 180                                       144              3,903,166.26                  3.27
181 - 216                                         4                113,199.64                  0.09
217 - 240                                       481             16,023,534.91                 13.41
241 - 300                                       403             17,832,510.90                 14.93
301 - 360                                     1,001             79,186,552.18                 66.29
                                              -----           ---------------                 -----

    Total:                                    2,167           $119,455,468.39                100.00%
                                              =====           ===============                ======

________________

     (1) The weighted average original term to maturity of the Initial Assets was approximately 324 months as of the Cut-off Date.


       A: Initial Assets--Distribution of Original Loan-to-Value Ratios/(1)/


                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio/(1)/                      Assets          Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
50% or less                                      25           $    593,526.53                  0.50%
51% - 55%                                        12                593,096.21                  0.50
56% - 60%                                        17                759,214.10                  0.64
61% - 65%                                        30              1,956,903.24                  1.64
66% - 70%                                        87              4,140,277.94                  3.47
71% - 75%                                        52              3,046,906.34                  2.55
76% - 80%                                        79              5,320,241.56                  4.45
81% - 85%                                       101              6,716,772.58                  5.62
86% - 90%                                       366             20,941,117.75                 17.53
91% - 95%                                       898             48,506,281.58                 40.61
96% - 100%                                      500             26,881,130.56                 22.50
                                              -----           ---------------                ------

    Total:                                    2,167           $119,455,468.39                100.00%
                                              =====           ===============                ======

________________

     (1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 90.30% as of the Cut-off Date.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               17

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



                                   Section B:

                       Collateral Stratifications for the
                               Repossessed Assets
















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               18

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



                               Repossessed Assets


                B: Repossessed Assets--Credit Bureau Score /(1)/



                                                                     Aggregate              Percentage of
                                               Number of             Scheduled         the Repossessed Assets
                                              Repossessed            Principal           by Aggregate Scheduled
Credit Bureau Score                              Assets               Balance              Principal Balance
------------------------------------------------------------------------------------------------------------
Not Available /(2)/                                124            $ 4,052,090.50                20.23%
3 or 30 (Insufficient Credit History) /(3)/         41              1,564,532.52                 7.81
341 to 500                                          55              2,049,633.11                10.23
501 to 510                                          16                550,320.72                 2.75
511 to 520                                          18                592,274.91                 2.96
521 to 530                                          25                978,888.68                 4.89
531 to 540                                          23                908,392.89                 4.53
541 to 550                                          50              2,069,768.97                10.33
551 to 560                                          20              1,036,635.38                 5.17
561 to 570                                          24                975,278.70                 4.87
571 to 580                                          23                771,710.64                 3.85
581 to 590                                          16                634,806.14                 3.17
591 to 600                                          16                603,204.63                 3.01
601 to 610                                          21                735,405.10                 3.67
611 to 620                                          11                394,472.11                 1.97
621 to 630                                          12                485,627.55                 2.42
631 to 640                                           7                283,305.49                 1.41
641 to 650                                           5                206,116.13                 1.03
651 to 660                                           9                378,310.62                 1.89
661 to 670                                           2                 71,278.89                 0.36
671 to 680                                           4                116,259.85                 0.58
681 to 690                                           6                269,917.87                 1.35
701 to 710                                           4                176,178.42                 0.88
721 to 730                                           2                 49,108.46                 0.25
731 to 740                                           1                 25,383.85                 0.13
741 or greater                                       2                 56,150.86                 0.28
                                                   ---            --------------               ------

    Total:                                         537            $20,035,052.99               100.00%
                                                   ===            ==============               ======

_____________

     (1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below 341) was approximately 561, based on the Aggregate Scheduled Principal Balance of Repossessed Assets as of the Cut-off Date.
     (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               19

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



                        B: Repossessed Assets--Unit Type


                                                                                        Percentage of
                                       Number of            Aggregate               the Repossessed Assets
                                     Repossessed            Scheduled               by Aggregate Scheduled
Unit Type                               Assets           Principal Balance             Principal Balance
----------------------------------------------------------------------------------------------------------
Multi-section home                      199                 $10,557,442.80                 52.69%
Single-section home                     338                   9,477,610.19                 47.31
                                        ---                 --------------                ------

    Total:                              537                 $20,035,052.99                100.00%
                                        ===                 ==============                ======



                      B: Repossessed Assets--Property Type

                                                                                        Percentage of
                                       Number of            Aggregate               the Repossessed Assets
                                     Repossessed            Scheduled               by Aggregate Scheduled
Property Type                           Assets           Principal Balance             Principal Balance
----------------------------------------------------------------------------------------------------------
Home-only contract                      500                 $17,151,853.83                 85.61%
Mortgage Loan                            36                   2,836,154.11                 14.16
Land-in-lieu mortgage loan                1                      47,045.05                  0.23
                                        ---                 --------------                ------

     Total:                             537                 $20,035,052.99                100.00%
                                        ===                 ==============                ======




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                              20

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



              B: Repossessed Assets--Geographical Distribution/(1)/


                                                                                   Percentage of
                                        Number of            Aggregate       the Repossessed Assets by
                                      Repossessed            Scheduled          Aggregate Scheduled
Geographic Location                      Assets          Principal Balance       Principal Balance
------------------------------------------------------------------------------------------------------
Alabama                                         20           $657,377.87                 3.28%
Arizona                                         18          1,102,475.14                 5.50
Arkansas                                        24            936,873.67                 4.68
California                                       1             61,896.17                 0.31
Colorado                                         1            128,162.65                 0.64
Delaware                                         4             98,009.90                 0.49
Florida                                         13            514,388.08                 2.57
Georgia                                         16            589,419.32                 2.94
Idaho                                            5            386,868.36                 1.93
Kansas                                          15            531,739.35                 2.65
Kentucky                                        11            384,785.22                 1.92
Louisiana                                       10            349,809.55                 1.75
Maryland                                         2             32,226.26                 0.16
Michigan                                         1             73,078.01                 0.36
Minnesota                                        1             23,354.01                 0.12
Mississippi                                     10            354,254.82                 1.77
Missouri                                        10            373,872.86                 1.87
Nevada                                           2             94,888.16                 0.47
New Mexico                                      13            520,069.92                 2.60
North Carolina                                 110          3,537,866.70                17.66
Ohio                                            11            357,788.93                 1.79
Oklahoma                                        10            402,431.31                 2.01
Oregon                                           3            255,587.23                 1.28
South Carolina                                  68          2,452,377.68                12.24
Tennessee                                       31          1,145,350.55                 5.72
Texas                                          106          3,922,031.60                19.58
Utah                                             1             40,364.99                 0.20
Virginia                                        11            438,001.93                 2.19
West Virginia                                    8            234,012.32                 1.17
Wyoming                                          1             35,690.43                 0.18
                                               ---        --------------               ------

    Total:                                     537        $20,035,052.99               100.00%
                                               ===        ==============               ======

_____________
     (1) Based on the mailing address of the obligor on the related Initial Assets as of the Cut-off Date.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               21

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



                 B: Repossessed Assets--Year of Origination/(1)/

                                                                                      Percentage of
                                      Number of             Aggregate          the Repossessed Assets
                                     Repossessed            Scheduled          by Aggregate Scheduled
Year of Origination                     Assets          Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------
1992                                          1         $     5,753.77                 0.03%
1993                                          1               3,246.93                 0.02
1999                                          1              24,467.18                 0.12
2000                                          1              30,224.54                 0.15
2001                                        436          16,018,979.51                79.95
2002                                         97           3,952,381.06                19.73
                                            ---         --------------               ------

    Total:                                  537         $20,035,052.99               100.00%
                                            ===         ==============               ======

_____________

     (1) The weighted average seasoning of the Repossessed Assets was approximately 1 month as of the Cut-off Date.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                              22

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

       B: Repossessed Assets--Distribution of Remaining Loan Balance /(1)/

                                                                                 Percentage of
                                    Number of         Aggregate           the Repossessed Assets
                                   Repossessed        Scheduled             by Aggregate Scheduled
        Remaining Loan Balance        Assets       Principal Balance         Principal Balance
    ---------------------------------------------------------------------------------------------------
     $ 4,999.99 or less                  1         $     3,246.93                  0.02%
     $ 5,000.00 - $ 9,999.99             3              21,025.26                  0.10
     $10,000.00 - $14,999.99             5              65,467.55                  0.33
     $15,000.00 - $19,999.99            38             671,095.24                  3.35
     $20,000.00 - $24,999.99            71           1,629,065.20                  8.13
     $25,000.00 - $29,999.99           102           2,812,710.99                 14.04
     $30,000.00 - $34,999.99            92           2,985,261.65                 14.90
     $35,000.00 - $39,999.99            53           1,965,052.00                  9.81
     $40,000.00 - $44,999.99            35           1,477,686.69                  7.38
     $45,000.00 - $49,999.99            39           1,847,680.91                  9.22
     $50,000.00 - $54,999.99            33           1,729,857.41                  8.63
     $55,000.00 - $59,999.99            26           1,489,703.80                  7.44
     $60,000.00 - $64,999.99             4             244,675.50                  1.22
     $65,000.00 - $69,999.99             4             269,731.02                  1.35
     $70,000.00 - $74,999.99             8             579,069.69                  2.89
     $75,000.00 - $79,999.99             4             316,042.16                  1.58
     $80,000.00 - $84,999.99             4             330,731.26                  1.65
     $85,000.00 - $89,999.99             4             347,729.34                  1.74
     $90,000.00 - $94,999.99             1              90,499.10                  0.45
     $95,000.00 - $99,999.99             1              98,198.38                  0.49
     $100,000.00 or more                 9           1,060,522.91                  5.29
                                       ---         --------------                ------

         Total:                        537         $20,035,052.99                100.00%
                                       ===         ==============                ======

     ________________

     (1) The highest remaining asset amount was $140,877.67 which represents approximately 0.70% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $37,309.22.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               23

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

       B: Repossessed Assets--Distribution of Original Loan Balance /(1)/

                                                                                     Percentage of
                                   Number of                 Aggregate          the Repossessed Assets
                                 Repossessed                Scheduled           by Aggregate Scheduled
    Original Loan Balance           Assets               Principal Balance         Principal Balance
    ----------------------------------------------------------------------------------------------------
    $ 5,000.00 - $ 9,999.99            2                $    15,271.49                     0.08%
    $10,000.00 - $14,999.99            5                     65,467.55                     0.33
    $15,000.00 - $19,999.99           38                    640,459.40                     3.20
    $20,000.00 - $24,999.99           69                  1,569,318.24                     7.83
    $25,000.00 - $29,999.99          105                  2,882,105.01                    14.39
    $30,000.00 - $34,999.99           92                  2,980,332.20                    14.88
    $35,000.00 - $39,999.99           53                  1,959,980.63                     9.78
    $40,000.00 - $44,999.99           36                  1,517,676.99                     7.58
    $45,000.00 - $49,999.99           39                  1,847,680.91                     9.22
    $50,000.00 - $54,999.99           33                  1,729,857.41                     8.63
    $55,000.00 - $59,999.99           26                  1,489,703.80                     7.44
    $60,000.00 - $64,999.99            4                    244,675.50                     1.22
    $65,000.00 - $69,999.99            4                    269,731.02                     1.35
    $70,000.00 - $74,999.99            8                    579,069.69                     2.89
    $75,000.00 - $79,999.99            4                    316,042.16                     1.58
    $80,000.00 - $84,999.99            3                    245,928.43                     1.23
    $85,000.00 - $89,999.99            5                    432,532.17                     2.16
    $90,000.00 - $94,999.99            1                     90,499.10                     0.45
    $95,000.00 - $99,999.99            1                     98,198.38                     0.49
    $100,000.00 or more                9                  1,060,522.91                     5.29
                                     ---                --------------                   ------

        Total:                       537                $20,035,052.99                   100.00%
                                     ===                ==============                   ======

    _________________

     (1) The highest original asset amount was $140,877.00 which represents approximately 0.70% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $37,409.56 as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                              24

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                B: Repossessed Assets--Current Asset Rates/(1)/

                                                                                Percentage of
                                 Number of             Aggregate            the Repossessed Assets
                                Repossessed            Scheduled            by Aggregate Scheduled
     Current Asset Rate            Assets           Principal Balance        Principal Balance
     ------------------------------------------------------------------------------------------------
     7.000% - 7.999%                 1             $    84,802.83                  0.42%
     8.000% - 8.999%                 2                 161,360.86                  0.81
     9.000% - 9.999%                 4                 236,168.92                  1.18
     10.000% - 10.999%              12                 786,155.02                  3.92
     11.000% - 11.999%              25               1,494,218.43                  7.46
     12.000% - 12.999%              37               1,918,323.33                  9.57
     13.000% - 13.999%              35               1,389,318.16                  6.93
     14.000% - 14.999%             135               5,915,719.80                 29.53
     15.000% - 15.999%             114               2,989,409.41                 14.92
     16.000% or greater            172               5,059,576.23                 25.25
                                   ---             --------------                 -----

          Total:                   537             $20,035,052.99                100.00%
                                   ===             ==============                ======

     _______________

     (1) The weighted average current asset rate was approximately 14.36% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

       B: Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/

                                                                                Percentage of
                                     Number of         Aggregate            the Repossessed Assets
                                    Repossessed        Scheduled            by Aggregate Scheduled
     Remaining Term to Maturity        Assets       Principal Balance        Principal Balance
     ------------------------------------------------------------------------------------------------
       1 -  60                            3         $    17,213.77                0.09%
      61 -  96                            6              97,001.61                0.48
      97 - 120                            8             135,307.84                0.68
     121 - 156                           60           1,315,408.70                6.57
     157 - 180                           87           2,189,291.29               10.93
     181 - 216                            4             113,199.64                0.57
     217 - 240                          197           6,529,747.45               32.59
     241 - 300                          111           5,285,327.87               26.38
     301 - 360                           61           4,352,554.82               21.72
                                        ---         --------------              ------

         Total:                         537         $20,035,052.99              100.00%
                                        ===         ==============              ======

     ___________________

     (1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 266 months as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               25

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


       B: Repossessed Assets--Original Terms to Maturity (In Months)/(1)/

                                                                                         Percentage of
                                                                                  the Repossessed Assets by
                                     Number of              Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity        Repossessed Assets           Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
  1 -  60                                1                    $     8,213.07                   0.04%
 61 -  96                                6                         97,001.61                   0.48
 97 - 120                                9                        138,554.77                   0.69
121 - 156                               60                      1,296,695.29                   6.47
157 - 180                               88                      2,213,758.47                  11.05
181 - 216                                4                        113,199.64                   0.57
217 - 240                              197                      6,529,747.45                  32.59
241 - 300                              111                      5,285,327.87                  26.38
301 - 360                               61                      4,352,554.82                  21.72
                                       ---                    --------------                 ------

     Total:                            537                    $20,035,052.99                 100.00%
                                       ===                    ==============                 ======

___________________

      (1) The weighted average original term to maturity of the Repossessed Assets was approximately 267 months as of the Cut-off Date.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                         Percentage of
                                                                                  the Repossessed Assets by
                                     Number of              Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio/(1)/         Repossessed Assets           Principal Balance        Principal Balance
------------------------------------------------------------------------------------------------------------
56% -  60%                               1                    $    20,068.37                   0.10%
61% -  65%                               1                         47,490.99                   0.24
66% -  70%                               2                         70,185.72                   0.35
71% -  75%                               1                         71,000.51                   0.35
76% -  80%                               6                        166,367.14                   0.83
81% -  85%                               7                        211,518.00                   1.06
86% -  90%                              35                      1,199,358.73                   5.99
91% -  95%                             148                      5,516,681.25                  27.54
96% - 100%                             336                     12,732,382.28                  63.55
                                       ---                    --------------                 ------

     Total:                            537                    $20,035,052.99                 100.00%
                                       ===                    ==============                 ======

__________________

     (1) The weighted average original Loan-to-Value Ratio was approximately 95.84% as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               26

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                                   Section C:

                       Collateral Stratifications for the
                             Non-Repossessed Assets

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               27

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                             Non Repossessed Assets

               C: Non Repossessed Assets--Credit Bureau Score/(1)/

                                                                                               Percentage of
                                              Number of Non                             the Non Repossessed Assets
                                               Repossessed       Aggregate Scheduled       by Aggregate Scheduled
Credit Bureau Score                               Assets          Principal Balance           Principal Balance
-------------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                 68               $ 2,042,487.33                  2.05%
3 or 30 (Insufficient Credit History)/(3)/         60                 2,505,515.95                  2.52
341 to 500                                         35                 1,185,703.87                  1.19
501 to 510                                          9                   529,524.32                  0.53
511 to 520                                          8                   371,296.37                  0.37
521 to 530                                          9                   437,245.19                  0.44
531 to 540                                          7                   357,138.39                  0.36
541 to 550                                         20                   811,465.63                  0.82
551 to 560                                         13                   578,495.50                  0.58
561 to 570                                         45                 2,411,731.54                  2.43
571 to 580                                         51                 2,429,999.62                  2.44
581 to 590                                         54                 3,044,923.42                  3.06
591 to 600                                         78                 4,347,267.84                  4.37
601 to 610                                         71                 4,367,082.76                  4.39
611 to 620                                         82                 5,181,846.21                  5.21
621 to 630                                        102                 6,090,448.52                  6.13
631 to 640                                         90                 5,868,275.66                  5.90
641 to 650                                         95                 6,378,230.42                  6.42
651 to 660                                         87                 5,628,567.01                  5.66
661 to 670                                         87                 5,547,913.22                  5.58
671 to 680                                         90                 6,060,584.81                  6.10
681 to 690                                         53                 3,885,498.29                  3.91
691 to 700                                         60                 4,621,218.06                  4.65
701 to 710                                         56                 3,647,149.79                  3.67
711 to 720                                         44                 3,174,990.66                  3.19
721 to 730                                         42                 3,262,492.90                  3.28
731 to 740                                         45                 3,189,593.20                  3.21
741 to 750                                         41                 2,634,926.27                  2.65
751 or greater                                    128                 8,828,802.65                  8.88
                                                -----               --------------                ------

    Total:                                      1,630               $99,420,415.40                100.00%
                                                =====               ==============                ======

__________________

     (1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below
     341) was approximately 659, based on the Aggregate Scheduled Principal Balance of Non Repossessed Assets as of the Cut-off Date.
     (2) Oakwood Acceptance did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               28

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                      C: Non Repossessed Assets--Unit Type

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Unit Type                               Repossessed Assets    Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------
Multi-section home                            1,099            $80,428,508.06                80.90%
Single-section home                             531             18,991,907.34                19.10
                                              -----            --------------                -----

    Total:                                    1,630            $99,420,415.40               100.00%
                                              =====            ==============               ======


                    C: Non Repossessed Assets--Property Type


                                                                                         Percentage of
                                                                                  the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Property Type                           Repossessed Assets    Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------
Home-only contract                            1,129            $50,680,860.02                50.98%
Mortgage Loan                                   489             48,056,435.28                48.34
Land-in-lieu mortgage loan                       12                683,120.10                 0.69
                                              -----            --------------               ------

    Total:                                    1,630            $99,420,415.40               100.00%
                                              =====            ==============               ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch &
Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               29

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

            C: Non Repossessed Assets--Geographical Distribution /(1)/


                                                               Percentage of
                                                           the Non Repossessed
                     Number of Non         Aggregate       Assets by Aggregate
                      Repossessed          Scheduled       Scheduled Principal
Geographic Location      Assets        Principal Balance          Balance
--------------------------------------------------------------------------------

Alabama                    28         $  1,155,151.68              1.16%
Arizona                   101            8,732,198.51              8.78
Arkansas                   16              737,936.29              0.74
California                 53            4,245,528.06              4.27
Colorado                   45            3,241,504.29              3.26
Delaware                    9              558,233.53              0.56
Florida                    40            2,270,043.73              2.28
Georgia                    48            2,232,500.65              2.25
Idaho                      20            1,512,707.22              1.52
Iowa                        2               86,019.85              0.09
Kansas                     44            2,329,340.90              2.34
Kentucky                   26            1,403,998.14              1.41
Louisiana                  38            1,586,073.84              1.60
Maryland                    3              102,465.88              0.10
Michigan                   53            3,154,288.48              3.17
Minnesota                   5              235,432.74              0.24
Mississippi                10              446,773.11              0.45
Missouri                   36            1,682,433.20              1.69
Montana                     3              198,667.65              0.20
Nevada                     23            1,988,094.73              2.00
New Hampshire               1               22,707.25              0.02
New Jersey                  1               25,720.96              0.03
New Mexico                 32            2,348,609.53              2.36
New York                    2              136,012.67              0.14
North Carolina            251           13,945,199.26             14.03
Ohio                       44            2,443,821.37              2.46
Oklahoma                   36            2,159,937.65              2.17
Oregon                     38            3,694,760.27              3.72
Pennsylvania                3              203,400.76              0.20
South Carolina            110            5,190,856.22              5.22
Tennessee                  59            2,898,008.90              2.91
Texas                     242           14,383,341.17             14.47
Utah                       12            1,248,011.47              1.26
Virginia                   93            5,545,959.46              5.58
Washington                 35            3,974,386.29              4.00
West Virginia              58            2,721,840.74              2.74
Wyoming                    10              578,448.95              0.58
                        -----          --------------            ------

    Total:              1,630         $ 99,420,415.40            100.00%
                        =====          ==============            ======

____________

     (1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                              30

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

               C: Non Repossessed Assets--Year of Origination /(1)/

                                                                        Percentage of
                                                                  the Non Repossessed Assets
                          Number of Non     Aggregate Scheduled     by Aggregate Scheduled
Year of Origination     Repossessed Assets   Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------
1989                               1         $     5,308.07                 0.01%
1990                               1               9,289.49                 0.01
1992                               1               8,996.38                 0.01
1993                               2              23,703.19                 0.02
1997                               1              56,082.99                 0.06
1999                               1              33,962.00                 0.03
2000                               5             253,854.57                 0.26
2001                           1,246          75,939,675.58                76.38
2002                             372          23,089,543.13                23.22
                               -----         --------------                -----

    Total:                     1,630         $99,420,415.40               100.00%
                               =====         ==============               ======

___________

     (1) The weighted average seasoning of the Non Repossessed Assets was approximately 1 month as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               31

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------


      C: Non Repossessed Assets--Distribution of Remaining Loan Balance /(1)/

                                                                            Percentage of
                                                     Aggregate       the Non Repossessed Assets
                              Number of Non          Scheduled         by Aggregate Scheduled
Remaining Loan Balance     Repossessed Assets    Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------
$ 4,999.99 or less                   2          $     6,858.98                 0.01%
$ 5,000.00 - $ 9,999.99             17              127,845.61                 0.13
$10,000.00 - $14,999.99             22              274,892.61                 0.28
$15,000.00 - $19,999.99             36              631,171.23                 0.63
$20,000.00 - $24,999.99             48            1,091,211.61                 1.10
$25,000.00 - $29,999.99            125            3,451,655.84                 3.47
$30,000.00 - $34,999.99            149            4,851,601.15                 4.88
$35,000.00 - $39,999.99            124            4,655,530.43                 4.68
$40,000.00 - $44,999.99            102            4,318,798.89                 4.34
$45,000.00 - $49,999.99            114            5,429,703.66                 5.46
$50,000.00 - $54,999.99             97            5,057,458.94                 5.09
$55,000.00 - $59,999.99            107            6,144,040.06                 6.18
$60,000.00 - $64,999.99             87            5,434,497.90                 5.47
$65,000.00 - $69,999.99             80            5,430,572.52                 5.46
$70,000.00 - $74,999.99             71            5,148,855.58                 5.18
$75,000.00 - $79,999.99             67            5,200,169.17                 5.23
$80,000.00 - $84,999.99             57            4,703,350.89                 4.73
$85,000.00 - $89,999.99             47            4,105,076.54                 4.13
$90,000.00 - $94,999.99             37            3,428,198.12                 3.45
$95,000.00 - $99,999.99             35            3,399,668.46                 3.42
$100,000.00 or more                206           26,529,257.21                26.68
                                 -----          --------------               ------

    Total:                       1,630          $99,420,415.40               100.00%
                                 =====          ==============               ======

___________

    (1) The highest remaining asset amount was $255,459.18 which represents approximately 0.26% of the aggregate remaining principal balance of the Non Repossessed Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed Assets as of the Cut-Off Date is approximately $60,994.12.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               32

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------



      C: Non Repossessed Assets--Distribution of Original Loan Balance/(1)/


                                                                                        Percentage of
                                                                                      the Non Repossessed
                                        Number of Non        Aggregate                Assets by Aggregate
                                         Repossessed         Scheduled                Scheduled Principal
Original Loan Balance                       Assets       Principal Balance                 Balance
---------------------------------------------------------------------------------------------------------
$ 4,999.99 or less                                  2          $     6,858.98                  0.01%
$ 5,000.00 - $ 9,999.99                            13               95,887.50                  0.10
$10,000.00 - $14,999.99                            22              274,892.61                  0.28
$15,000.00 - $19,999.99                            37              630,136.66                  0.63
$20,000.00 - $24,999.99                            49            1,074,555.44                  1.08
$25,000.00 - $29,999.99                           126            3,471,449.84                  3.49
$30,000.00 - $34,999.99                           148            4,811,619.51                  4.84
$35,000.00 - $39,999.99                           125            4,685,759.57                  4.71
$40,000.00 - $44,999.99                           103            4,358,406.24                  4.38
$45,000.00 - $49,999.99                           114            5,429,703.66                  5.46
$50,000.00 - $54,999.99                            97            5,057,458.94                  5.09
$55,000.00 - $59,999.99                           107            6,144,040.06                  6.18
$60,000.00 - $64,999.99                            87            5,434,497.90                  5.47
$65,000.00 - $69,999.99                            80            5,430,572.52                  5.46
$70,000.00 - $74,999.99                            68            4,927,280.50                  4.96
$75,000.00 - $79,999.99                            70            5,421,744.25                  5.45
$80,000.00 - $84,999.99                            57            4,703,350.89                  4.73
$85,000.00 - $89,999.99                            46            4,015,099.54                  4.04
$90,000.00 - $94,999.99                            37            3,424,598.60                  3.44
$95,000.00 - $99,999.99                            35            3,393,277.09                  3.41
$100,000.00 or more                               207           26,629,225.10                 26.78
                                                -----          --------------                ------

    Total:                                      1,630          $99,420,415.40                100.00%
                                                =====          ==============                ======

___________________

     /(1)/ The highest original asset amount was $256,379.00 which represents approximately 0.26% of the aggregate principal balance of the Non Repossessed Assets at origination. The average original principal amount of the Non Repossessed Assets was approximately $61,094.75 as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               33

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

               C: Non Repossessed Assets--Current Asset Rates/(1)/


                                                                                       Percentage of
                                                                                   the Non Repossessed
                                         Number of Non        Aggregate            Assets by Aggregate
                                         Repossessed          Scheduled            Scheduled Principal
Current Asset Rate                          Assets        Principal Balance             Balance
------------------------------------------------------------------------------------------------------
 6.000% -  6.999%                                 14          $ 1,418,826.50                 1.43%
 7.000% -  7.999%                                235           22,027,437.15                 22.16
 8.000% -  8.999%                                194           16,266,574.32                 16.36
 9.000% -  9.999%                                177           13,173,275.27                 13.25
10.000% - 10.999%                                213           12,889,261.51                 12.96
11.000% - 11.999%                                175           10,171,264.34                 10.23
12.000% - 12.999%                                185            7,655,446.48                  7.70
13.000% - 13.999%                                116            5,354,340.45                  5.39
14.000% - 14.999%                                239            7,995,256.57                  8.04
15.000% - 15.999%                                 61            1,868,536.32                  1.88
16.000% or greater                                21              600,196.49                  0.60
                                               -----          --------------                ------

    Total:                                     1,630          $99,420,415.40                100.00%
                                               =====          ==============                ======

________________________

     (1) The weighted ave
rage current asset rate was approximately 10.10% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

        C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/


                                                                                        Percentage of
                                                                                    the Non Repossessed
                                         Number of Non        Aggregate             Assets by Aggregate
                                         Repossessed          Scheduled             Scheduled Principal
Remaining Term to Maturity                  Assets        Principal Balance             Balance
-------------------------------------------------------------------------------------------------------
  1 -  60                                       19          $   197,005.39                  0.20%
 61 -  96                                       10              103,626.53                  0.10
 97 - 120                                       24              425,282.60                  0.43
121 - 156                                        9              169,058.20                  0.17
157 - 180                                       52            1,650,474.83                  1.66
217 - 240                                      284            9,493,787.46                  9.55
241 - 300                                      292           12,547,183.03                 12.62
301 - 360                                      940           74,833,997.36                 75.27
                                             -----          --------------                ------

    Total:                                   1,630          $99,420,415.40                100.00%
                                             =====          ==============                ======

_________________

     (1) The weighted average remaining term to maturity of the Non Repossessed Assets was approximately 335 months as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               34

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

     C: Non Repossessed Assets--Original Terms to Maturity (In Months)/(1)/



                                                                                          Percentage of
                                                                                      the Non Repossessed Assets
                                          Number of Non          Aggregate             Assets by Aggregate
                                           Repossessed           Scheduled             Scheduled Principal
Original Term to Maturity                     Assets          Principal Balance             Balanced
----------------------------------------------------------------------------------------------------------------
 1  -  60                                         16           $   174,043.66                  0.18%
61  -  96                                          8                79,291.13                  0.08
97  - 120                                         24               425,282.60                  0.43
121 - 156                                         10               177,422.37                  0.18
157 - 180                                         56             1,689,407.79                  1.70
217 - 240                                        284             9,493,787.46                  9.55
241 - 300                                        292            12,547,183.03                 12.62
301 - 360                                        940            74,833,997.36                 75.27
                                               -----           --------------                ------

    Total:                                     1,630           $99,420,415.40                100.00%
                                               =====           ==============                ======

______________

     (1) The weighted average original term to maturity of the Non Repossessed Assets was approximately 336 months as of the Cut-off Date.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               35

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

  C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios/(1)/

                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                     Number of Non         Aggregate Scheduled        by Aggregate Scheduled
Loan-to-Value Ratio/(1)/           Repossessed Assets       Principal Balance           Principal Balance
--------------------------------------------------------------------------------------------------------------
50% or less                              25                 $   593,526.53                    0.60%
51% -  55%                               12                     593,096.21                    0.60
56% -  60%                               16                     739,145.73                    0.74
61% -  65%                               29                   1,909,412.25                    1.92
66% -  70%                               85                   4,070,092.22                    4.09
71% -  75%                               51                   2,975,905.83                    2.99
76% -  80%                               73                   5,153,874.42                    5.18
81% -  85%                               94                   6,505,254.58                    6.54
86% -  90%                              331                  19,741,759.02                   19.86
91% -  95%                              750                  42,989,600.33                   43.24
96% - 100%                              164                  14,148,748.28                   14.23
                                      -----                 --------------                  ------

    Total:                            1,630                 $99,420,415.40                  100.00%
                                      =====                 ==============                  ======

__________________

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed Assets was approximately 89.19% as of the Cut-off Date.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               36

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-A
                                                    $[138,810,000] (Approximate)
--------------------------------------------------------------------------------

                          MHP Prepayment Sensitivities

                                           0% MHP               100% MHP               150% MHP
                                           ------               --------               --------

                                       WAL      Maturity     WAL      Maturity      WAL      Maturity
  To Optional  Termination
  Class A-1                           6.71        09/14     1.66        09/05      1.23        09/04
  Class A-2                          15.48        03/20     5.29        05/09      3.82        05/07
  Class A-3                          19.69        05/24     8.88        09/13      6.49        09/10
  Class A-4                          25.92        03/30    17.74        03/24     14.12        05/20
  Class A-IO                          5.11        02/10     5.11        02/10      5.11        02/10
  Class M-1                          24.43        03/30    15.52        03/24     12.17        05/20
  Class M-2                          24.43        03/30    15.52        03/24     12.17        05/20
  Class B-1                          21.53        05/26    10.92        06/16      8.06        01/13

  To Maturity
  Class A-1                           6.71        09/14     1.66        09/05      1.23        09/04
  Class A-2                          15.48        03/20     5.29        05/09      3.82        05/07
  Class A-3                          19.69        05/24     8.88        09/13      6.49        09/10
  Class A-4                          26.17        10/31    18.57        03/30     15.13        02/28
  Class A-IO                          5.11        02/10     5.11        02/10      5.11        02/10
  Class M-1                          24.60        08/31    16.10        08/29     12.85        12/26
  Class M-2                          24.58        06/31    16.03        09/28     12.76        10/25
  Class B-1                          21.53        05/26    10.92        06/16      8.06        01/13

                                          200% MHP              250% MHP               300% MHP
                                          --------              --------               --------

                                       WAL      Maturity     WAL      Maturity      WAL      Maturity
  To Optional Termination
  Class A-1                           1.00        03/04     0.84        11/03      0.73        08/03
  Class A-2                           3.00        03/06     2.48        07/05      2.13        01/05
  Class A-3                           5.00        09/08     3.78        05/06      3.21        10/05
  Class A-4                          11.34        03/17     8.22        09/14      5.75        10/12
  Class A-IO                          5.11        02/10     5.11        02/10      5.11        02/10
  Class M-1                           9.85        03/17     8.87        09/14      8.11        10/12
  Class M-2                           9.85        03/17     8.87        09/14      8.11        10/12
  Class B-1                           6.40        10/10     6.19        03/10      6.06        10/09

  To Maturity
  Class A-1                           1.00        03/04     0.84        11/03      0.73        08/03
  Class A-2                           3.00        03/06     2.48        07/05      2.13        01/05
  Class A-3                           5.00        09/08     3.78        05/06      3.21        10/05
  Class A-4                          12.34        05/25     8.92        05/22      6.13        11/19
  Class A-IO                          5.11        02/10     5.11        02/10      5.11        02/10
  Class M-1                          10.54        01/24     9.65        07/21      8.98        06/19
  Class M-2                          10.44        07/22     9.56        04/20      8.91        04/18
  Class B-1                           6.40        10/10     6.19        03/10      6.06        10/09


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Merrill Lynch & Co. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Merrill Lynch & Co. make no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT | FIRST
SUISSE | BOSTON                                                               37